Exhibit 99.2

Comerica Incorporated Third Quarter 2009 Financial Review October 20, 2009

2 Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica’s management based on information known to Comerica’s management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are further economic downturns, changes in the pace of an economic recovery and related changes in employment levels, changes in real estate values, fuel prices, energy costs or other events that could affect customer income levels or general economic conditions, changes related to the headquarters relocation or to its underlying assumptions, the effects of recently enacted legislation, such as the Emergency Economic Stabilization Act of 2008 and the American Recovery and Reinvestment Act of 2009, and actions taken by the U.S. Department of Treasury, the Board of Governors of the Federal Reserve System, the Texas Department of Banking and the Federal Deposit Insurance Corporation, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods, the disruption of private or public utilities, the implementation of Comerica’s strategies and business models, management’s ability to maintain and expand customer relationships, changes in customer borrowing, repayment, investment and deposit practices, management’s ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines, the anticipated performance of any new banking centers, the entry of new competitors in Comerica’s markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic, political or industry conditions and related credit and market conditions, the interdependence of financial service companies and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

3 Financial Results $ in millions, except per share data 1 Excluding the impact of excess liquidity, net interest margin would have been 2.84% and 2.81% in the 3Q09 and 2Q09, respectively. Excess liquidity had no impact on the net interest margin in 3Q08. Excess liquidity represented by Federal Reserve Bank deposits. 2 Estimated 3 See Supplemental Financial Data slide for reconciliation of non-GAAP financial measures 7.60% 7.32% $514 $240 $165 3.11% $466 $0.19 $28 $- $28 3Q08 11.58% 12.18%2 Tier 1 capital ratio ($16) ($15) Net income (loss) applicable to common stock $34 $34 Preferred stock dividends to U.S. Treasury $429 $399 Noninterest expenses 7.55% 7.96% Tangible common equity ratio3 $298 $315 Noninterest income $312 $311 Provision for loan losses 2.73% 2.68% Net interest margin1 $402 $385 Net interest income ($0.10) ($0.10) Diluted earnings (loss) per common share $18 $19 Net income 2Q09 3Q09

4 Third Quarter 2009 Results Analysis of 3Q09 compared to 2Q09 1 Core deposits exclude Institutional CDs, Retail Brokered CDs, foreign office time deposits and Financial Services Division balances 2 See Supplemental Financial Data slide for reconciliation of non-GAAP financial measures Average earning assets decreased $2 billion • Average loans declined $2.9 billion • $857 million increase in average other earning assets, primarily short-term investments Average core deposits1 increased $1.1 billion • Average noninterest-bearing deposits1 grew $835 million Net interest margin of 2.68% • Excluding impact of excess liquidity, net interest margin would have been 2.84% • Loan spreads increased and higher-cost time deposits matured Credit quality stable, consistent with outlook • Net credit-related charge-offs were $239 million, compared to $248 million in 2Q09 • Provision for loan losses was $311 million, compared to $312 million in 2Q09 • Allowance for loan losses to total loans increased to 2.19% from 1.89% Noninterest income increased $17 million • Several fee income categories increased • Gains on sales of securities of $107 million ($113 million in 2Q09) Expenses well controlled • Year-to-date noninterest expenses decreased 9% from the same period last year • 9% reduction in workforce from a year ago Strong capital ratios further enhanced • Tangible common equity ratio2 of 7.96%

5 Other Markets $3.7B 8% Int'l $1.9B 4% Florida $1.7B 4% Midwest $16.4B 37% Western $13.7B 31%1 Texas $7.2B 16% Global Corp Banking $5.8B 13% Commercial Real Estate $6.0B 13% Middle Market $13.9B 31% Nat'l Dealer Services $3.1B 7% Specialty Businesses1,2 $5.1B 11% Personal Banking $2.0B 5% Small Business Banking $3.9B 9% Private Banking $4.8B 11% Diverse Loan Portfolio 1 Excluding Financial Services Division ($209 million) 2 Specialty Businesses includes: Entertainment, Energy, Leasing, Technology and Life Sciences, and Mortgage Banker Finance Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Average 3Q09: $44.6 billion1

6 Investment Securities Portfolio Guideline: portfolio size (excluding Auction Rate Securities) of approx. 10% of average assets Consists primarily of AAA mortgage-backed Freddie Mac and Fannie Mae government agency securities • Realized gains of • $102MM on sale of $2.8 billion in 3Q09 • $109MM on sale of $2.3 billion in 2Q09 • Net unrealized pre-tax gain $96MM as of 9/30/09 • Average life of 3.6 years • As repositioned portfolio, temporarily increased holdings of Treasury securities Repurchased customers’ Auction Rate Securities in 4Q08 • Cumulative redemptions of $334MM (3Q09 $90MM) • Cumulative gains on redemptions of $17MM (3Q09 $5MM) $ in millions $3,500 $4,500 $5,500 $6,500 $7,500 $8,500 $9,500 $10,500 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Average Auction Rate Securities Average Investment Securities Available-for-Sale

7 $4 $6 $8 $10 $12 $14 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Avg Noninterest-bearing FSD DDA Growing Core Deposits Total avg. core deposits1 of $34.2B, a $1.1B or 3% increase Avg. core noninterest-bearing deposits1 grew $835MM or 8% Total avg. deposits increased in: • All major geographic markets • All commercial lines of business Financial Services Division (FSD) average noninterest-bearing deposits declined $1.3B since 3Q07 Average Noninterest-Bearing Deposits $ in billions; 3Q09 vs 2Q09 1 Core deposits exclude Institutional CDs, Retail Brokered CDs, foreign office time deposits and Financial Services Division balances

8 2.53% 2.73% 2.68% 0.08% 0.08% 0.16% 2.61% 2.81% 2.84% 2.00% 2.25% 2.50% 2.75% 3.00% 1Q09 2Q09 3Q09 Reported Net Interest Margin Impact of Excess Liquidity Net Interest Margin Net interest margin of 2.68% which reflected: + Loan spread improvement + Higher-cost time deposits matured + Noninterest-bearing deposit growth - Higher excess liquidity Excess liquidity position: Average $3.5B 3Q09 ($1.8B 2Q09) $2.2 billion at 9/30/09 Resulted from strong deposit growth and the sale of investment securities Negative impact on 3Q09 margin was approximately 16 basis points Excess liquidity represented by deposits held at the Federal Reserve Bank.

9 A Leaner, More Efficient Company 6,000 8,000 10,000 12,000 2001 2002 2003 2004 2005 2006 2007 2008 3Q09 200 250 300 350 400 450 Full-time Equivalent Employees Banking Centers Headcount Reduced by about 1,000 Positions or 9% of the Workforce (9/30/09 vs. 9/30/08) Period-end figures Banking Centers Headcount (FTE)

10 Credit Quality $140MM 1.35% $148MM 1.53% Excluding CRE line of business $313MM $988MM $239MM 2.14% 3Q09 $248MM 2.08% Net credit-related charge-offs1 to average total loans $308MM $913MM Provision for Credit Losses Allowance for Credit Losses 2Q09 1 Includes net loan charge-offs and net charge-offs on lending-related commitments CRE: Commercial Real Estate Net charge-offs were consistent with 2Q09, as expected Residential real estate development continued to drive charge-offs Continued to build reserves with provision for credit losses exceeding net credit-related charge-offs by $74MM

11 Credit Quality 78% 80% Allowance for loan losses to nonperforming loans 2.19% $161MM $1,305MM 2.99% $531MM 1.40% 3Q09 $210MM Loans past due 90 days or more and still accruing $1,230MM 2.64% $541MM 1.34% Nonperforming assets to total loans and foreclosed property Excluding CRE Line of Business 1.89% Allowance for loan losses to total loans 2Q09 Non-CRE nonperforming assets declined by $10MM Allowance for loan losses to nonperforming loans increased

12 Commercial Real Estate $694MM 58% Middle Market $235MM 20% Small Business Banking $104MM 9% Global Corp Banking $51MM 4% Other Business Lines $110MM 9% Nonaccrual Loans September 30, 2009: $1,194 million By Line of Business Period-end balances in $ millions (MM) 1 Reflects office of origination Nonaccrual loans1: • Western 42% • Midwest 31% • Florida 12% • Texas 5% • Other 10% Granularity of commercial nonaccrual loans: 4 143 Over $25MM 757 $1,194 Total 23 341 $10–$25MM 40 285 $5–$10MM 690 $425 Under $5MM # of Relationships Outstanding

13 72% 68% 66% 64% 61% 59% 25.00% 40.00% 55.00% 70.00% 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Average carrying value of 59% (41% write-down) reflects current appraisals Reserves taken in excess of charge offs to reflect weak environment Included in nonperforming assets: Only $2MM in Reduced Rate loans $10MM in Troubled Debt Restructurings (TDRs) Minimal Foreclosed Property of $109MM Accruing TDRs total $8MM No Held-For-Sale loans Sold $41MM in nonperforming loans Nonaccrual Loans Carrying Value of Nonaccrual Loans as % of Contractual Value Proactively review nonaccrual loans every quarter Charge-offs and reserves taken to reflect current market conditions

14 Net Loan Charge-offs by Market $ in millions Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective 70 95 Western $312 $248 45 23 11 $99 2Q09 $311 $239 11 9 22 $102 3Q09 Texas Midwest TOTAL Other Markets/ International Provision for loan losses Florida

15 Middle Market $52MM Global Corp Banking $17MM Specialty Businesses1 $34MM Small Business Banking $23MM WIM $8MM Personal Banking $6MM CRE Line of Business $108MM Small Business Banking $25MM WIM $10MM CRE Line of Business $91MM Personal Banking $8MM Middle Market $64MM Global Corp Banking $23MM Specialty Businesses1 $18MM Net Loan Charge-offs by Line of Business 2Q09: $248 million 3Q09: $239 million $ in millions 1 Specialty Businesses includes: Entertainment, Energy, Leasing, Technology and Life Sciences, Mortgage Banker Finance and Financial Services Division

16 Multi-use $0.5B 9% Office $0.5B 10% Comml/Other $0.3B 6% Multi-family $1.2B 24% Retail $1.0B 21% Single Family $0.7B 13% Land Development $0.3B 7% Land Carry $0.5B 10% Other Markets $0.6B 13% Florida $0.6B 12% Western $1.9B 38% Michigan $0.7B 13% Texas $1.2B 24% Commercial Real Estate Line of Business September 30, 2009 Loan Outstandings: $5.0 billion1 By Project Type By Location of Property Period-end balances in $billions; additional Commercial Real Estate information can be found in the appendix 1 Excludes $0.9B in Commercial Real Estate line of business loans not secured by real estate

17 Residential Real Estate Development $0 $500 $1,000 $1,500 $2,000 $2,500 30-Jun-08 30-Sep-08 31-Dec-08 30-Mar-09 30-Jun-09 30-Sep-09 Single Family Residential - Land Carry/Development Period-end balances in $millions Reduced Residential Real Estate Development exposure by $1.1B since 6/08 Geographic breakdown: •Western 47% • Florida 16% • Texas 15% • Michigan 13% • Other 9% 46% Decrease Reduced Western Market Local Residential Real Estate Developer Portfolio to $287MM at 9/30/09 from $932MM at 12/31/07

18 $57 $59 $74 $108 $91 $0 $20 $40 $60 $80 $100 $120 3Q08 4Q08 1Q09 2Q09 3Q09 Residential Other Commercial Not Secured by RE $57 $59 $74 $108 $91 $0 $20 $40 $60 $80 $100 $120 3Q08 4Q08 1Q09 2Q09 3Q09 Western Midwest Florida Texas Other Not Secured by RE Commercial Real Estate Line of Business Net Charge Offs By Location of Property By Project Type $millions RE: Real Estate Residential: Single Family, Residential Land Carry and Land Development Other Commercial: Multi-Family, Retail, Office, Warehouse, Multi-use and Commercial

19 Residential Mortgages1 $1.7B 40% Consumer Loans-Home Equity $1.8B 42% Consumer loans-Other2 $0.8B 18% Consumer Loan Portfolio 9.5% of total outstandings No sub-prime mortgage programs Self-originated & relationship oriented Net loan charge-offs of $17MM 3Q09: $4.3 billion 3Q09 averages in $billions 1 Residential mortgages we hold on our balance sheet are primarily associated with our Private Banking customers. The residential mortgages we originate through our banking centers are typically sold to a third party. 2 The “other” category includes automobile, personal watercraft, student and recreational vehicle loans.

20 Shared National Credit Relationships Outstandings declined $2B from 12/31/08 Approx. 1,000 borrowers Industry diversification mirrors total loan book Majority of relationships include ancillary business Comerica is agent for approximately 15% Adhere to same credit underwriting standards as rest of loan book Credit challenges focused primarily on residential real estate development Global Corp Banking $3.6B 36% Nat'l Dealer Services $0.3B 3% Energy $1.2B 12% Other $0.6B 7% Middle Market $2.3B 23% Commercial Real Estate $1.9B 19% September 30, 2009: $9.9 billion Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level. Period-end outstandings as of September 30, 2009

21 Automotive Manufacturer Portfolio 3Q09 2Q09 1Q09 4Q08 3Q08 $22.0 $26.7 $4.4 $5.4 ($0.1) Net Charge-offs/(Recoveries)2 $1.2 $1.5 $1.8 $2.2 $2.7 Total Other Automotive $1.0 $1.2 $1.4 $1.7 $2.0 Domestic Ownership 0.2 0.3 0.4 0.5 0.7 Foreign Ownership 8.5 12/05 16.5 12/06 12.0 12/07 32.6 12/08 32.8 Nonaccrual Loans3 08/09 Outstandings1 1Period-end in $billions 2$millions 3Period-end in $millions Portfolio includes OEM (Original Equipment Manufacturer), Tier One and Tier Two suppliers with greater than 50% revenue associated with auto manufacturing Third Quarter Commentary: Auto exposure continues to decline No direct exposure to GM or Chrysler Primary suppliers = Revenues > 50% derived from: • GM: $199MM outstanding as of 8/31/09, down from $228MM at 2/28/09 • Chrysler: $36MM outstanding as of 8/31/09, down from $82MM at 2/28/09 down 57%

22 8.80% 8.39% 7.32% 7.45% 7.40% 8.02% 7.75% 12.18% 11.58% 11.06% 10.66% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09* Tier 1 Capital US Treasury Capital Purchase Program (CPP) Tier 1 Capital Ratio Regulatory defined “well-capitalized” threshold Impact of preferred stock (CPP): 338bps *September 30, 2009 Tier 1 Capital is estimated

23 Tangible Common Equity Ratio* Peer Source: SNL Financial; 3Q09 peer data was not available at the time of press release *Non-GAAP Financial Measure **Peer group consists of the following: BBT, FITB, HBAN, KEY, MTB, MI, PNC, RF, STI, USB, and ZION See Supplemental Financial Data slide for reconcilements of Comerica’s non-GAAP financial measures 7.47% 7.60% 7.21% 7.27% 7.55% 7.96% 5.38% 5.37% 4.74% 4.92% 5.85% 0% 3% 6% 9% 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Peer Group Average Comerica

24 2009 Outlook Loans: Focus on developing new and expanding existing relationships • Loan demand expected to lag economic recovery Net interest margin: • Expect 4Q09 to increase • Continued improvement in loan spreads • Higher-cost certificates of deposit and wholesale funding maturing • Excess liquidity expected to diminish in 4Q09 Net credit-related charge-offs: • Modest improvement expected in 4Q09 • Provision expected to continue to exceed net charge-offs Noninterest income: • No significant gains on sales of mortgage-backed government agency securities expected in 4Q09 • Investment securities portfolio expected to average about 10% of average assets Noninterest expenses: Mid to high-single digit decrease (FY09 vs. FY08) This outlook is provided as of October 20, 2009

25 Appendix

26 Business and Market Segment Contributions to Net Income $193 $46 TOTAL (31) 10 Other1 (10) (48) Finance (17) 38 Wealth & Institutional Management 67 (37) Retail Bank $184 $83 Business Bank YTD 3Q08 YTD 3Q09 $ in millions 1 Includes discontinued operations and items not directly associated with the three major business segments or the Finance Division (3) 57 Other Markets (7) (26) Florida (21) (21) Western $193 $46 TOTAL (41) (38) Finance and Other1 25 24 International 49 26 Texas $191 $24 Midwest YTD 3Q08 YTD 3Q09

27 Expense Management $514 $429 $399 Total Non-Interest Expenses (6) 8 4 Deferred compensation plan costs 10 7 7 Share-based compensation $5 $45 $15 FDIC Deposit Insurance 5 14 14 Pension Expense $4101 3 6 31 2 $155 3Q08 10 10 Other real estate (1) - Severance $142 $143 Regular Salaries Other Expenses $374 $374 Total Non-Interest Expenses, excluding FDIC and ORE 4 4 Travel & Entertainment 15 17 Incentives (including commissions) 2Q09 3Q09 Operations Related Expenses $ in millions 1 Excludes $96 million charge related to an offer to repurchase auction-rate securities from customers.

28 Loan Growth Post-Recession Comerica Commercial and Consumer Lending Activity New commitments: 1Q09: $1.4 Billion 2Q09: $1.6 Billion 3Q09: $1.6 Billion Renewed commitments: 1Q09: $4.2 Billion 2Q09: $8.6 Billion 3Q09: $10.2 Billion Recessionary periods noted by gray shaded areas C&I Loans, All U.S. Commercial Banks Deflated by the CPI -20% -10% 0% 10% 20% 30% Jan-48 Jan-53 Jan-58 Jan-63 Jan-68 Jan-73 Jan-78 Jan-83 Jan-88 Jan-93 Jan-98 Jan-03 Jan-08 Trailing 12-Mo. % Change

29 Loans By Geographic Market 4.2 4.2 3.7 Other Markets 1.9 1.8 1.7 Florida 2.3 2.0 1.9 International $51.5 $47.6 $44.8 TOTAL 7.7 7.5 7.2 Texas 16.4 14.7 13.9 Western $19.0 $17.4 $16.4 Midwest 3Q08 2Q09 3Q09 Average loans in $billions; Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective

30 Loans by Line of Business $51.5 $47.6 $44.8 TOTAL $4.6 $4.8 $4.8 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 4.6 4.8 4.8 Private Banking $6.4 $6.1 $5.9 SUBTOTAL – RETAIL BANK 2.1 2.1 2.0 Personal Banking 4.3 4.0 3.9 Small Business Banking $40.5 $36.7 $34.1 SUBTOTAL – BUSINESS BANK 6.4 5.8 5.3 Specialty Businesses1 4.6 3.6 3.1 National Dealer Services 6.4 6.4 5.8 Global Corporate Banking 6.6 6.3 6.0 Commercial Real Estate $16.5 $14.6 $13.9 Middle Market 3Q08 2Q09 3Q09 Average loans in $billions; 1 Specialty Businesses includes: FSD, Entertainment, Energy, Leasing, Mortgage Banker Finance, and TLS

31 Third Quarter 2009 Average Loans Detail $3.7 $-- -- $0.1 0.1 -- $3.6 0.8 0.3 0.7 0.7 $1.1 Other Markets $1.7 $0.7 0.7 $-- -- -- $1.0 -- 0.2 0.1 0.5 $0.2 Florida $44.8 $1.9 $7.2 $13.9 $16.4 TOTAL $4.8 $-- $0.5 $1.7 $1.9 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 4.8 -- 0.5 1.7 1.9 Private Banking $5.9 $-- $1.2 $1.0 $3.6 SUBTOTAL – RETAIL BANK 2.0 -- 0.2 0.1 1.6 Personal Banking 3.9 -- 1.0 0.9 2.0 Small Business Banking $34.1 $1.9 $5.5 $11.2 $10.9 SUBTOTAL – BUSINESS BANK 5.3 -- 1.8 1.6 1.1 Specialty Businesses1 3.1 -- 0.1 2.0 0.5 National Dealer Services 5.8 1.9 0.3 1.0 1.8 Global Corporate Banking 6.0 -- 1.5 2.2 1.1 Commercial Real Estate $13.9 $-- $1.8 $4.4 $6.4 Middle Market TOTAL International Texas Western Midwest $ in billions; geography based on office of origination. 1 Specialty Businesses includes: FSD, Entertainment, Energy, Leasing and TLS

32 Toyota/ Lexus 20% Ford 11% GM 8% Chrysler 4% Mercedes 6% Nissan/ Infinity 4% Other2 16% Other European 8% Other Asian 6% Honda/ Acura 17% Diversified National Dealer Services Geographic Dispersion Western 65% Midwest 15% Florida 8% Texas 4% Other 8% 3Q09 Average Loans Outstanding: $3.1 billion Franchise Distribution1 1 Franchise distribution based on September 30, 2009 period-end outstandings 2 “Other” includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Facts Top tier strategy Majority are Mega franchises (five or more dealers in group) Exposure to dealers that are being closed is relatively small Virtually -0- losses or nonaccruals for many years Average loan outstandings down $1.5 billion or 33% from 3Q08 Detroit 3 nameplates down from 41% at 12/05 to 23% at 09/09

33 Commercial Real Estate Loan Portfolio Commercial Mortgages1 $1.7B 12% Real Estate Construction1 $3.4B 24% Primarily Owner-Occupied Commercial Mortgages $9.3B 64% 3Q09: $14.4 billion 3Q09 averages in $billions 1 Included in Commercial Real Estate line of business Commercial Real Estate line of business: Nonaccrual loans of $694MM Loans over $2mm transferred to nonaccrual totaled $211MM Net loan charge-offs of $91MM

34 Real Estate Construction Loans Other CRE: 333 23 15 111 42 142 Land Development 966 85 144 149 89 499 Total Residential 92 26 5 35 25 1 Commercial 792 40 51 365 132 204 Retail 765 163 137 253 6 206 Multi-family 354 19 42 75 34 184 Multi-use 287 33 14 102 19 119 Office 46 26 - 7 - 13 Other $3,328 $395 $393 $1,002 $311 $1,227 TOTAL Residential: 3 $62 Other Markets 26 - 16 6 1 Land Development $633 $129 $38 $47 $357 Single Family TOTAL Florida Texas Michigan Western September 30, 2009 period-end $ in millions Commercial Real Estate Line of Business by Location of Property

35 Commercial Mortgage Loans 275 12 13 6 69 175 Land Carry Other CRE: 273 30 52 41 67 83 Total Residential $36 $3 $8 $8 $3 $14 Single Family Residential: 106 88 - 12 5 1 Multi-use 107 14 - 6 28 59 Commercial 272 62 11 2 57 140 Retail 198 5 18 24 43 108 Office 409 25 102 94 65 123 Multi-family 38 21 - - 11 6 Other $257 27 Other Markets $1,678 $196 $185 $345 $695 TOTAL 237 44 33 64 69 Land Carry TOTAL Florida Texas Michigan Western September 30, 2009 period-end $ in millions Commercial Real Estate Line of Business by Location of Property

36 Smaller local developers 81 projects Reduced to $287MM at 9/30/09 from $932MM at 12/31/07 93% watch list1 Nonaccrual loans of $175MM National RRE Developers $0.3B Western Local RRE $0.3B Other CRE Businesses $1.3B Western Market CRE September 30, 2009: $1.9 billion September 30, 2009 balances in $billions RRE: Residential Real Estate; Based on location of booking office; includes CA, AZ and NV 1 Watch list: generally consistent with regulatory defined special mention, substandard and doubtful loans Western Market Local Residential Real Estate Developer Portfolio: Commercial Real Estate Line of Business

37 Other Markets 1% Florida 2% Western 24% Texas 9% Midwest 64% Home Equity Portfolio 83% home equity lines and 17% home equity loans1 Avg. FICO score of 752 at origination1 86% have CLTV < 80%1 Average loan vintage is 4.3 years1 Geographic Breakdown 3Q09 averages in $billions Geography based on office of origination 1Data on loans booked through our Consumer Loan Center which encompasses about 87% of our Home Equity Lines and Loans 3Q09: $1.8 billion

38 Core Deposits By Geographic Market 1.3 1.6 1.7 Other Markets 0.3 0.3 0.3 Florida 0.5 0.7 0.8 International $31.4 $33.0 $34.2 TOTAL 3.8 4.4 4.5 Texas 9.4 9.0 9.7 Western $16.1 $17.0 $17.2 Midwest 3Q08 2Q09 3Q09 Average deposits in $billions; Geography based on office of origination Western includes: CA, AZ, NV, CO, WA Excludes FSD, Foreign Office Time Deposits and Finance/Other with Inst. & Retail Brokered CDs: 3Q09-$5.8B; 2Q09-$7.8B; 3Q08-$8.5B

39 Line of Business Deposits $39.9 $37.5 6.0 $2.4 2.4 $16.6 12.7 3.9 $14.9 $12.5 5.9 3.5 0.1 3.9 0.7 $4.3 3Q08 5.7 4.0 Finance/Other2 $40.8 $38.9 $40.0 $38.4 TOTAL > EXCLUDING FSD $2.6 $2.7 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 2.6 2.7 Private Banking $17.7 $17.6 SUBTOTAL – RETAIL BANK 13.9 13.7 Personal Banking 3.8 3.9 Small Business Banking $14.8 $12.9 $15.7 $14.1 SUBTOTAL – BUSINESS BANK >Excluding FSD 5.1 3.2 5.0 3.4 Specialty Businesses1 > Excluding FSD 0.1 0.2 National Dealer Services 4.9 5.4 Global Corporate Banking 0.6 0.6 Commercial Real Estate $4.1 $4.5 Middle Market 2Q09 3Q09 Average deposits in $billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes Inst. and Retail Brokered CD’s: 3Q09 - $3.6B; 2Q09 - $5.1B; 3Q08 - $5.2B

40 Third Quarter 2009 Average Deposits Detail $1.7 -- $0.1 0.1 $-- -- -- $1.6 0.8 -- 0.6 0.1 $0.1 Other Markets $0.9 -- $-- -- $-- -- -- $0.9 -- -- 0.9 -- $-- International 4.0 -- -- -- 4.0 Finance/Other2 $40.0 $0.3 $4.6 $11.1 $21.4 TOTAL $2.7 $0.2 $0.2 $1.6 $0.6 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 2.7 0.2 0.2 1.6 0.6 Private Banking $17.6 $-- $2.8 $2.1 $12.7 SUBTOTAL – RETAIL BANK 13.7 -- 1.8 1.1 10.8 Personal Banking 3.9 -- 1.0 1.0 1.9 Small Business Banking $15.7 $0.1 $1.6 $7.4 $4.1 SUBTOTAL – BUSINESS BANK 5.0 0.1 0.4 3.7 0.0 Specialty Businesses1 0.2 0.0 0.0 0.1 0.1 National Dealer Services 5.4 0.0 0.7 0.4 2.8 Global Corporate Banking 0.6 0.0 0.1 0.2 0.2 Commercial Real Estate $4.5 $0.0 $0.4 $3.0 $1.0 Middle Market TOTAL Florida Texas Western Midwest $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $3.6B in Inst. and Retail Brokered CD’s; included in Finance Division segment

41 Financial Services Division Data 1.65% 0.70% 0.47% FSD Interest-bearing Deposits 1.74% 1.71% 1.94% FSD Loans (Primarily Low-rate) Average Rates $2 $1 $1 Customer Services Noninterest Expenses $0.4 $0.2 $0.2 Total Loans $2.4 $1.9 $1.6 Total Deposits 0.9 0.5 0.4 Interest-bearing $1.5 $1.4 $1.2 Noninterest-bearing Average Balance Sheet 3Q08 2Q09 3Q09 Balance Sheet data in $billions; Noninterest Expense data in $millions

42 MI 233 TX 88 CA 98 FL 10 AZ 15 MI 261 TX 50 CA 42 FL 6 AZ 1 December 2003 360 Banking Centers September 2009 444 Banking Centers Banking Center Network

43 10 0 0 4 4 2 Planned 2009 30 2 0 12 3 13 2007 28 0 1 9 4 14 2008 12/31/09 Planned Network 2006 2005 Location of New Banking Centers 446 232 10 90 16 98 18 1 0 7 2 8 2 Arizona 25 Total 1 Michigan 3 Florida 7 Texas 12 California Banking Center Network Slowed banking center expansion in light of current environment New Banking Centers contributed $2.5 billion in new deposits as of September 2009

Supplemental Financial Data

Comerica Bank

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08
Total Regulatory Capital [2]	$10,640	$10,724	$10,773	$10,774	$8,520
Tier 1 capital[1,2]	$7,735	$7,774	$7,760	$7,805	$5,576
Less: Fixed rate cumulative perpetual preferred stock	2,145	2,140	2,134	2,129	-
Less: Trust preferred securities	495	495	495	495	495
Tier 1 common capital[2]	5,095	5,139	5,131	5,181	5,081
Risk-weighted assets[1,2]	63,518	67,124	70,135	73,207	76,156
Tier 1 common capital ratio [2]	***8.02%***	***7.66%***	***7.32%***	***7.08%***	***6.67%***
Total shareholders' equity	$7,035	$7,093	$7,183	$7,152	$5,100
Less: Fixed rate cumulative perpetual preferred stock	2,145	2,140	2,134	2,129	-
Less: Goodwill	150	150	150	150	150
Less: Other intangible assets	9	10	11	12	12
Tangible common equity	$4,732	$4,793	$4,888	$4,861	$4,938
Total assets	$59,590	$63,630	$67,370	$67,548	$65,153
Less: Goodwill	150	150	150	150	150
Less: Other intangible assets	9	10	11	12	12
Tangible assets	$59,431	$63,470	$67,209	$67,386	$64,991
Tangible common equity ratio	***7.96%***	***7.55%***	***7.27%***	***7.21%***	***7.60%***

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The Corporation believes these measurements are meaningful measures of capital adequacy and used by investors, regulators, and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1] Tier 1 capital and risk-weighted assets as defined by regulation

[2] September 30, 2009 Regulatory Capital, Tier 1 Capital, and Risk-Weighted assets are estimated

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